Business Combinations	6 Months Ended
Jul. 31, 2017
Business Combinations [Abstract]
Business Combinations
Business Combinations
Xplain
In February 2015, we acquired all outstanding equity of Xplain.io, Inc., or Xplain, a provider of a self‑service analytics tool. We acquired Xplain for the assembled workforce and expected synergies with our current offerings. We have included the financial results of Xplain in the consolidated financial statements from the date of acquisition. The amount of revenue and earnings included in the consolidated financial statements for this acquisition were not determinable because we have integrated Xplain’s self‑service technology analytics with our current offerings. We concluded that this acquisition relates to our subscription operating segment. The acquisition date fair value of the consideration transferred for Xplain was approximately $19.7 million, which consisted of the following (in thousands, except share data):

Fair Value
Cash	$10,153
Common stock (358,735 shares of common stock)	9,542
Total	$19,695

The following table summarizes the estimated fair values of assets acquired and liabilities assumed as of the date of acquisition (dollars in thousands):

	Fair Value	Estimated Useful Life
Net tangible assets	$1,181	n/a
Developed technology and other acquired intangible assets	1,764	5 years
Goodwill	16,750	n/a
Net assets acquired	$19,695

The excess of purchase consideration over the fair value of net tangible and identifiable intangible assets acquired was recorded as goodwill. The fair values assigned to tangible and identifiable intangible assets acquired and liabilities assumed were based on management’s estimates and assumptions.
The amount recorded for developed technology represents the estimated fair value of Xplain’s self‑service analytics technology. The goodwill balance is primarily attributed to the assembled workforce and expanded market opportunities when integrating Xplain’s self‑service analytics technology and expertise with our other offerings. The goodwill balance is deductible for U.S. income tax purposes.
Fiscal 2017 Business Combination
In March 2016, we acquired a provider of a platform for data science and analytics. We concluded that this acquisition relates to our subscription operating segment and is accounted for as a business combination. The estimated purchase price consideration transferred was approximately $2.7 million in cash.
The following table summarizes the estimated fair value of assets acquired as of the date of acquisition (dollars in thousands):

	Fair Value	Estimated Useful Life
Developed technology	$1,735	5 years
Goodwill	965	n/a
Net assets acquired	$2,700

The excess of purchase consideration over the fair value of the identifiable intangible asset acquired was recorded as goodwill. The fair value assigned to identifiable intangible assets was based on management’s estimates and assumptions.
The amount recorded for developed technology represents the estimated fair value of the acquired company’s data science and analytics platform technology. The goodwill balance is primarily attributed to the assembled workforce and expanded market opportunities when integrating the acquired company’s data science and analytics platform and expertise with our current offerings. The goodwill balance is deductible for U.S. income tax purposes.